                                                                      EXHIBIT 22

                     SUBSIDIARIES OF DOLE FOOD COMPANY, INC.

     There are no parents of the Registrant.

     Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 30, 1995
--------------------------                             --------------------

Castle & Cooke Fresh Fruit Company                          100%
     (Nevada)

     Beebe Orchard Company                                  100%
          (Delaware)

     Dole Citrus                                            100%
          (California)

     Dole Fresh Fruit Company                               100%
          (Nevada)

          Dole Europe Company                               100%
               (Delaware)

               Dole Fresh Fruit Europe Ltd. & Co.           100%
                    (Federal Republic of Germany)

          Dole Fresh Fruit International, Inc.              100%
               (Panama)

          Standard Fruit Company                            100%
               (Delaware)

               Cerveceria Hondurena, S.A.                    80%
                    (Honduras)

                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 30, 1995
--------------------------                             --------------------

Castle & Cooke Fresh Fruit Company (cont'd)

               Standard Fruit Company de Costa Rica, S.A.   100%
                    (Costa Rica)

     Standard Fruit and Steamship Company                   100%
          (Delaware)

     Wells & Wade Fruit Company                             100%
          (Washington)

Castle & Cooke Worldwide Limited                            100%
     (Hong Kong)

     Dole Fresh Fruit International, Limited                100%
          (Liberia)

     Solvest, Ltd.                                          100%
          (Bermuda)

          Standard Fruit de Honduras, S.A.                  100%
                    (Honduras)

          Dole Europe B.V.                                  100%
               (Netherlands)

               Soleil Holding France S.A.                   100%
                         (France)

                    Saman, S.A.                             100%
                              (France)

     Dole Chile S.A.                                        100%
          (Chile)

                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 30, 1995
--------------------------                             --------------------

Castle & Cooke Worldwide Limited (cont'd)

     Dole Thailand Limited                                   64%
          (Thailand)

Compania Financiera de Costa Rica, S.A.                     100%
     (Costa Rica)

Dole Bakersfield, Inc.                                      100%
     (California)

Dole Fresh Vegetables, Inc.                                 100%
     (California)

     Bud Antle, Inc.                                        100%
          (California)

     Dole Carrot Company                                    100%
          (California)

     Royal Packing Co.                                      100%
          (California)

Dole Japan, Ltd.                                            100%
     (Japan)

Dole Land Company, Inc.                                     100%
     (Hawaii)

Dole Philippines, Inc.                                       99%
     (Republic of the Philippines)

Earlibest Orange Association, Inc.                          100%
     (California)

                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 30, 1995
--------------------------                             --------------------

S & J Ranch, Inc.                                           100%
     (California)

     Dole Nut Company                                       100%
          (California)

M K Development, Inc.                                       100%
     (Hawaii)

     Dole Dried Fruit and Nut Company,
          a California general partnership                  100%

La Petite d'Agen, Inc.                                      100%
     (Hawaii)

     Castle & Cooke Homes, Inc.                              61%
          (Hawaii)

          Muscat, Inc.                                      100%
               (Hawaii)

     Calicahomes, Inc.                                      100%
          (California)

Castle & Cooke Land Company, Inc.                           100%
     (Hawaii)

     Zante Currant, Inc.                                    100%
          (Hawaii)

Castle & Cooke Communities, Inc.                            100%
     (Hawaii)

     Castle & Cooke Bakersfield Holdings, Inc.              100%
          (Delaware)

     Calazo Corporation                                     100%
          (Arizona)

                                                       Percent of
                                                       Outstanding
                                                       Voting Securities
                                                       Owned as of
Subsidiaries of Registrant                             December 30, 1995
--------------------------                             --------------------

Castle & Cooke Communities, Inc. (cont'd)

     Castle & Cooke Homes, Inc.                              39%
          (Hawaii)

          Castle & Cooke Homes, Inc.                        100%
               (California)

               Castle & Cooke Sierra Vista, Inc.            100%
                    (California)

Lindero Property, Inc.                                      100%
     (California)

Malaga Company, Inc.                                        100%
     (California)

Waialua Sugar Company, Inc.                                 100%
     (Hawaii)